NEWS RELEASE

For Release:  July 14, 2003

Contact: John W. Kozak, CFO (740) 349-3792 or Jerry Nethers, Vice
President/Director of Marketing (740) 349-3710

 PARK NATIONAL CORPORATION REPORTS EARNINGS FOR THE QUARTER ENDED JUNE 30, 2003

NEWARK, OHIO - Park National Corporation (Park) (AMEX: PRK) today announced earnings for the second quarter of 2003. Net income for the second quarter of 2003 totaled $25.123 million or $1.81 per share, compared to net income of $21.972 million or $1.57 per share in 2002, increases of 14.3% in net income and 15.3% in diluted earnings per share. Net income for the first half of 2003 totaled $48.289 million or $3.49 per share, compared to $43.420 million or $3.11 per share for the first half of 2002, increases of 11.2% in net income and 12.2% in diluted earnings per share.

         Park is an Ohio-based bank holding company headquartered in Newark, Ohio, whose significant subsidiaries include The Park National Bank, Fairfield National Division, The Richland Trust Company, Century National Bank, The First-Knox National Bank, Farmers and Savings Division, United Bank, N.A., Second National Bank, The Citizens National Bank of Urbana, The Security National Bank and Trust Co., Unity National Division, Scope Leasing, Inc., and Guardian Finance.

         Operating in twenty-five Ohio counties, Park and its subsidiaries have $5.0 billion in total consolidated assets, one hundred thirteen financial service offices and a network of one hundred seventeen automatic teller machines.

                                 PARK NATIONAL CORPORATION
                                   FINANCIAL HIGHLIGHTS
                       (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                       JUNE 30, 2003

INCOME STATEMENT                                                                    PERCENT
THREE MONTHS ENDED JUNE 30,                                2003          2002        CHANGE
                                                           ----          ----       -------

NET INTEREST INCOME                                     $51,596       $51,899        -0.58%
--------------------------------------------------------------------------------------------
PROVISION FOR LOAN LOSSES                                 2,836         3,644       -22.17%
--------------------------------------------------------------------------------------------
OTHER INCOME                                             17,400        11,174        55.72%
--------------------------------------------------------------------------------------------
GAIN (LOSS) ON SALE OF SECURITIES                           321             0
--------------------------------------------------------------------------------------------
OTHER EXPENSE                                            30,490        28,340         7.59%
--------------------------------------------------------------------------------------------
INCOME BEFORE TAXES                                      35,991        31,089        15.77%
--------------------------------------------------------------------------------------------
NET INCOME                                               25,123        21,972        14.34%
--------------------------------------------------------------------------------------------
NET INCOME PER SHARE-BASIC                                 1.83          1.58        15.82%
--------------------------------------------------------------------------------------------
NET INCOME PER SHARE-DILUTED                               1.81          1.57        15.29%
--------------------------------------------------------------------------------------------
CASH DIVIDENDS PER SHARE                                   0.83          0.76         9.21%
--------------------------------------------------------------------------------------------

RATIOS

RETURN ON AVERAGE ASSETS                                  2.01%         1.99%
--------------------------------------------------------------------------------------------
RETURN ON AVERAGE EQUITY                                 19.37%        18.32%
--------------------------------------------------------------------------------------------
NET INTEREST MARGIN                                       4.49%         5.12%
--------------------------------------------------------------------------------------------
EFFICIENCY RATIO                                         43.57%        44.19%
--------------------------------------------------------------------------------------------
NET CHARGE-OFFS AS A PERCENT OF LOANS                     0.21%         0.19%
--------------------------------------------------------------------------------------------

INCOME STATEMENT
SIX MONTHS ENDED JUNE 30,

NET INTEREST INCOME                                    $103,801      $104,146        -0.33%
--------------------------------------------------------------------------------------------
PROVISION FOR LOAN LOSSES                                 6,269         8,163       -23.20%
--------------------------------------------------------------------------------------------
OTHER INCOME                                             32,855        22,969        43.04%
--------------------------------------------------------------------------------------------
GAIN (LOSS) ON SALE OF SECURITIES                          (913)         (210)
--------------------------------------------------------------------------------------------
OTHER EXPENSE                                            60,559        57,556         5.22%
--------------------------------------------------------------------------------------------
INCOME BEFORE TAXES                                      68,915        61,186        12.63%
--------------------------------------------------------------------------------------------
NET INCOME                                               48,289        43,420        11.21%
--------------------------------------------------------------------------------------------
NET INCOME PER SHARE-BASIC                                 3.51          3.12        12.50%
--------------------------------------------------------------------------------------------
NET INCOME PER SHARE-DILUTED                               3.49          3.11        12.22%
--------------------------------------------------------------------------------------------
CASH DIVIDENDS PER SHARE                                   1.66          1.52         9.21%
--------------------------------------------------------------------------------------------

RATIOS

RETURN ON AVERAGE ASSETS                                  1.98%         1.97%
--------------------------------------------------------------------------------------------
RETURN ON AVERAGE EQUITY                                 18.97%        18.40%
--------------------------------------------------------------------------------------------
NET INTEREST MARGIN                                       4.66%         5.15%
--------------------------------------------------------------------------------------------
EFFICIENCY RATIO                                         43.68%        44.53%
--------------------------------------------------------------------------------------------
NET CHARGE-OFFS AS A PERCENT OF LOANS                     0.21%         0.38%
--------------------------------------------------------------------------------------------

BALANCE SHEET
AT JUNE 30,

INVESTMENTS                                          $1,720,819    $1,486,720        15.75%
--------------------------------------------------------------------------------------------
LOANS                                                 2,690,329     2,704,893        -0.54%
--------------------------------------------------------------------------------------------
LOAN LOSS RESERVE                                        65,525        63,030         3.96%
--------------------------------------------------------------------------------------------
GOODWILL AND OTHER INTANGIBLES                           14,904        19,394       -23.15%
--------------------------------------------------------------------------------------------
TOTAL ASSETS                                          5,002,480     4,494,442        11.30%
--------------------------------------------------------------------------------------------
DEPOSITS                                              3,535,170     3,463,514         2.07%
--------------------------------------------------------------------------------------------
BORROWINGS                                              865,676       480,444        80.18%
--------------------------------------------------------------------------------------------
EQUITY                                                  538,222       498,296         8.01%
--------------------------------------------------------------------------------------------
BOOK VALUE PER SHARE                                      39.11         35.86         9.06%
--------------------------------------------------------------------------------------------

RATIOS

LOANS/ASSETS                                             53.78%        60.18%
--------------------------------------------------------------------------------------------
NONPERFORMING LOANS/LOANS                                 0.76%         0.78%
--------------------------------------------------------------------------------------------
PAST DUE 90 DAY LOANS/LOANS                               0.37%         0.24%
--------------------------------------------------------------------------------------------
LOAN LOSS RESERVE/LOANS                                   2.44%         2.33%
--------------------------------------------------------------------------------------------
EQUITY/ASSETS                                            10.76%        11.09%
--------------------------------------------------------------------------------------------

PARK NATIONAL CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)

                                                                  THREE MONTHS ENDED                    SIX MONTHS ENDED
                                                                       JUNE 30,                             JUNE 30,
                                                            --------------------------------     --------------------------------
                                                                  2003              2002               2003              2002
--------------------------------------------------------------------------------------------     --------------------------------
Interest income:
   Interest and fees on loans                                     $46,591           $51,506            $93,509          $104,698
--------------------------------------------------------------------------------------------     --------------------------------
   Interest on:
      Obligations of U.S. Government, its agencies
         and other securities                                      19,450            19,803             39,710            39,554
--------------------------------------------------------------------------------------------     --------------------------------
      Obligations of states and political subdivisions              1,568             1,757              3,173             3,558
--------------------------------------------------------------------------------------------     --------------------------------
   Other interest income                                              362                33                442               163
--------------------------------------------------------------------------------------------     --------------------------------
         TOTAL INTEREST INCOME                                     67,971            73,099            136,834           147,973
--------------------------------------------------------------------------------------------     --------------------------------

Interest expense:
   Interest on deposits:
      Demand and savings deposits                                   2,288             3,193              4,640             6,453
--------------------------------------------------------------------------------------------     --------------------------------
      Time deposits                                                10,541            14,375             21,741            29,534
--------------------------------------------------------------------------------------------     --------------------------------
   Interest on borrowings                                           3,546             3,632              6,652             7,840
--------------------------------------------------------------------------------------------     --------------------------------
      TOTAL INTEREST EXPENSE                                       16,375            21,200             33,033            43,827
--------------------------------------------------------------------------------------------     --------------------------------

         NET INTEREST INCOME                                       51,596            51,899            103,801           104,146
--------------------------------------------------------------------------------------------     --------------------------------

Provision for loan losses                                           2,836             3,644              6,269             8,163
--------------------------------------------------------------------------------------------     --------------------------------

         NET INTEREST INCOME AFTER PROVISION
            FOR LOAN LOSSES                                        48,760            48,255             97,532            95,983
--------------------------------------------------------------------------------------------     --------------------------------

Other income                                                       17,400            11,174             32,855            22,969
--------------------------------------------------------------------------------------------     --------------------------------

Gain (loss) on sale of securities                                     321                 -               (913)             (210)
--------------------------------------------------------------------------------------------     --------------------------------

Other expense:
   Salaries and employee benefits                                  16,517            15,692             34,053            31,943
--------------------------------------------------------------------------------------------     --------------------------------
   Occupancy expense                                                1,671             1,489              3,403             3,028
--------------------------------------------------------------------------------------------     --------------------------------
   Furniture and equipment expense                                  1,600             1,477              3,227             3,006
--------------------------------------------------------------------------------------------     --------------------------------
   Other expense                                                   10,702             9,682             19,876            19,579
--------------------------------------------------------------------------------------------     --------------------------------
      TOTAL OTHER EXPENSE                                          30,490            28,340             60,559            57,556
--------------------------------------------------------------------------------------------     --------------------------------

         INCOME BEFORE FEDERAL INCOME TAXES                        35,991            31,089             68,915            61,186
--------------------------------------------------------------------------------------------     --------------------------------

Federal income taxes                                               10,868             9,117             20,626            17,766
--------------------------------------------------------------------------------------------     --------------------------------

         NET INCOME                                               $25,123           $21,972            $48,289           $43,420
============================================================================================     ================================

PER SHARE:

         NET INCOME  -  BASIC                                       $1.83             $1.58              $3.51             $3.12
--------------------------------------------------------------------------------------------     --------------------------------
         NET INCOME  -  DILUTED                                     $1.81             $1.57              $3.49             $3.11
--------------------------------------------------------------------------------------------     --------------------------------

         WEIGHTED AVERAGE SHARES - BASIC                       13,761,117        13,920,111         13,770,973        13,928,226
--------------------------------------------------------------------------------------------     --------------------------------
         WEIGHTED AVERAGE SHARES - DILUTED                     13,842,161        13,958,268         13,833,412        13,965,659
--------------------------------------------------------------------------------------------     --------------------------------

PARK NATIONAL CORPORATION
CONSOLIDATED BALANCE SHEETS
(dollars in thousands, except share data)



                                                                                                                 JUNE 30,
                                                                                                     -------------------------------
                                                                                                        2003                2002
------------------------------------------------------------------------------------------------------------------------------------
ASSETS

   Cash and due from banks                                                                           $  222,467          $  158,977
------------------------------------------------------------------------------------------------------------------------------------
   Federal funds sold                                                                                    70,600                   -
------------------------------------------------------------------------------------------------------------------------------------
   Securities purchased under resale agreements                                                         175,000                   -
------------------------------------------------------------------------------------------------------------------------------------
   Interest bearing deposits                                                                                 50                  50
------------------------------------------------------------------------------------------------------------------------------------
   Investment securities                                                                              1,720,819           1,486,720
------------------------------------------------------------------------------------------------------------------------------------

   Loans (net of unearned interest)                                                                   2,690,329           2,704,893
------------------------------------------------------------------------------------------------------------------------------------
   Allowance for possible loan losses                                                                    65,525              63,030
------------------------------------------------------------------------------------------------------------------------------------
      LOANS, NET                                                                                      2,624,804           2,641,863
------------------------------------------------------------------------------------------------------------------------------------

   Bank premises and equipment, net                                                                      38,029              39,098
------------------------------------------------------------------------------------------------------------------------------------
   Other assets                                                                                         150,711             167,734
------------------------------------------------------------------------------------------------------------------------------------

            TOTAL ASSETS                                                                             $5,002,480          $4,494,442
------------------------------------------------------------------------------------------------------------------------------------


LIABILITIES AND STOCKHOLDERS' EQUITY

   Deposits:
      Noninterest-bearing                                                                              $577,819            $525,885
------------------------------------------------------------------------------------------------------------------------------------
      Interest-bearing                                                                                2,957,351           2,937,629
------------------------------------------------------------------------------------------------------------------------------------
         TOTAL DEPOSITS                                                                               3,535,170           3,463,514
------------------------------------------------------------------------------------------------------------------------------------
   Borrowings                                                                                           865,676             480,444
------------------------------------------------------------------------------------------------------------------------------------
   Other liabilities                                                                                     63,412              52,188
------------------------------------------------------------------------------------------------------------------------------------
         TOTAL LIABILITIES                                                                            4,464,258           3,996,146
------------------------------------------------------------------------------------------------------------------------------------


   STOCKHOLDERS' EQUITY:
      Common stock (No par value; 20,000,000 shares authorized in 2003 and 2002;
         14,542,373 shares issued in 2003
         and 14,540,480 in 2002)                                                                        105,898             105,770
------------------------------------------------------------------------------------------------------------------------------------
      Accumulated other comprehensive income, net of taxes                                               29,524              21,882
------------------------------------------------------------------------------------------------------------------------------------
      Retained earnings                                                                                 471,743             426,129
------------------------------------------------------------------------------------------------------------------------------------
      Treasury stock (781,813 shares in 2003 and 642,972 shares in 2002)                                (68,943)            (55,485)
------------------------------------------------------------------------------------------------------------------------------------
         TOTAL STOCKHOLDERS' EQUITY                                                                     538,222             498,296
------------------------------------------------------------------------------------------------------------------------------------

            TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                               $5,002,480          $4,494,442
------------------------------------------------------------------------------------------------------------------------------------


PARK NATIONAL CORPORATION
CONSOLIDATED AVERAGE BALANCE SHEETS
(dollars in thousands)


                                                                  THREE MONTHS ENDED                       SIX MONTHS ENDED
                                                                        JUNE 30,                                JUNE 30,
                                                              ----------------------------         -------------------------------
                                                                  2003             2002                    2003            2002
------------------------------------------------------------------------------------------         -------------------------------
ASSETS

   Cash and due from banks                                     $  139,225      $  125,970               $  137,194     $  126,897
------------------------------------------------------------------------------------------         -------------------------------
   Federal funds sold                                              41,301           4,731                   31,524         17,090
------------------------------------------------------------------------------------------         -------------------------------
   Securities purchased under resale agreements                    82,692               -                   41,575              -
------------------------------------------------------------------------------------------         -------------------------------
   Interest bearing deposits                                           50              50                       50             50
------------------------------------------------------------------------------------------         -------------------------------
   Investment securities                                        1,922,229       1,458,934                1,863,527      1,436,464
------------------------------------------------------------------------------------------         -------------------------------

   Loans (net of unearned interest)                             2,684,883       2,702,648                2,680,318      2,724,710
------------------------------------------------------------------------------------------         -------------------------------
   Allowance for possible loan losses                              65,127          61,938                   64,046         61,295
------------------------------------------------------------------------------------------         -------------------------------
      LOANS, NET                                                2,619,756       2,640,710                2,616,272      2,663,415
------------------------------------------------------------------------------------------         -------------------------------

   Bank premises and equipment, net                                38,404          39,482                   38,569         39,708
------------------------------------------------------------------------------------------         -------------------------------
   Other assets                                                   179,268         162,414                  177,832        162,933
------------------------------------------------------------------------------------------         -------------------------------

            TOTAL ASSETS                                       $5,022,925      $4,432,291               $4,906,543     $4,446,557
------------------------------------------------------------------------------------------         -------------------------------


LIABILITIES AND STOCKHOLDERS' EQUITY

   Deposits:
      Noninterest-bearing                                        $513,593        $488,585                 $512,857       $486,417
------------------------------------------------------------------------------------------         -------------------------------
      Interest-bearing                                          2,915,687       2,907,553                2,905,771      2,868,453
------------------------------------------------------------------------------------------         -------------------------------
         TOTAL DEPOSITS                                         3,429,280       3,396,138                3,418,628      3,354,870
------------------------------------------------------------------------------------------         -------------------------------
   Borrowings                                                   1,010,672         493,403                  915,488        552,747
------------------------------------------------------------------------------------------         -------------------------------
   Other liabilities                                               62,773          61,609                   59,139         63,047
------------------------------------------------------------------------------------------         -------------------------------
         TOTAL LIABILITIES                                      4,502,725       3,951,150                4,393,255      3,970,664
------------------------------------------------------------------------------------------         -------------------------------


   STOCKHOLDERS' EQUITY:
      Common stock                                                105,870         105,770                  105,820        105,770
------------------------------------------------------------------------------------------         -------------------------------
      Accumulated other comprehensive income, net of taxes         25,249          13,535                   23,475         12,826
------------------------------------------------------------------------------------------         -------------------------------
      Retained earnings                                           457,812         415,031                  451,571        409,296
------------------------------------------------------------------------------------------         -------------------------------
      Treasury stock                                              (68,731)        (53,195)                 (67,578)       (51,999)
------------------------------------------------------------------------------------------         -------------------------------
         TOTAL STOCKHOLDERS' EQUITY                               520,200         481,141                  513,288        475,893
------------------------------------------------------------------------------------------         -------------------------------

            TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY         $5,022,925      $4,432,291               $4,906,543     $4,446,557
------------------------------------------------------------------------------------------         -------------------------------